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                                               Spinnaker(r) Advisor Variable Annuity                  SAFECO Life Insurance Company
     [SAFECO logo]                       Individual Deferred Variable Annuity Application             5069 154th Place NE
                                                                                                      Redmond, WA 98052-9669
                                                                                                      Telephone 1-800-4SAFECO
                                                                                                      TTY/TDD 1-800-833-6388
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                                                MINIMUM PURCHASE PAYMENT AMOUNTS
Initial Purchase Payment:    $10,000
Minimum Allocations to the Fixed Account Options:
     Dollar Cost Averaging (DCA) Fixed Account Option:           $5,000
     Enhanced Fixed Account Option:                              No minimum
     Guaranteed Interest Period Fixed Account Option:            $1,000 for each selected Guaranteed Period
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1.     Owner
     Information           Name____________________________________________________________________________________________________
                                               First                       Middle                           Last

                           Mailing Address__________________________________________________________________________________________
                                                   Street                  City                      State           Zip Code

                           Telephone (_____)__________________________  Soc. Sec. #______________________ Date of Birth____________
     Joint Owner                                                                                                        Mo. Day Yr.
     (Non-Qualified Only)
                           Name____________________________________________________________________________________________________
                                               First                       Middle                           Last

                           Mailing Address_________________________________________________________________________________________
                                                   Street                    City                      State           Zip Code

                           Telephone (_____)__________________________  Soc. Sec. #______________________ Date of Birth____________
                                                                                                                    Mo.   Day    Yr.
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2.   Annuitant
     Information           Name_______________________________________________________________________________    Male       Female
                                         First              Middle                    Last
     (Non-Qualified Only)
                           Mailing Address_________________________________________________________________________________________
                                                   Street                         City                  State        Zip Code

                           Telephone (_____)__________________________  Soc. Sec. #______________________ Date of Birth____________
                                                                                                                    Mo.   Day    Yr.
                                                    If no Annuitant is specified, the Owner will be the Annuitant.
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3.   Type of Annuity       []    TSA    []      Deferral TSA      []      Transfer from another TSA
                                []    Transfer TSA was an Annuity under IRC 403(b)

                           []    IRA    []      Individual Retirement Annuity (IRA)
                                            []   Contribution for calendar year _________ to a  []   Regular IRA or  []   Roth IRA
                                            []   Rollover* from a    []   Regular IRA or    []    Roth IRA
                                            []   Transfer* from a    []   Regular IRA or    []    Roth IRA
                                            The taxable year for which I first made a Roth IRA contribution was ________.
                                            []   Convert my Regular IRA by rollover or transfer to a Roth IRA.
                                            []  Rollover* from a Qualified Retirement Plan or TSA
                                        []    Simplified Employee Pension (SEP) IRA Plan
                                            []   Salary Reduction (SARSEP).  Only available if plan established prior to 1997.
                                        []    Savings Incentive Match Plan for Employees (SIMPLE) IRA
                                            []   Rollover* from a SIMPLE IRAOriginal date of SIMPLE IRA ___/___/_____

                           []    Non-Qualified Annuity          []      1035 Exchange.*

                           * Must complete Form LP-1185, Rollover, Transfer, and/or Exchange Request.
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4.   Beneficiary           Primary:  Name     ___________________________________________________________________  Percentage_____%
                                                 First                 Middle                Last
     (Please attach a      Mailing Address_________________________________________________________________________________________
     signed and dated                              Street                         City                   State             Zip Code
     listing of any        Soc. Sec. #______________________________________  Date of Birth______________________Male        Female
     additional names.)                                                                      Mo.     Day    Yr.

                           Relationship to Owner___________________________________________________________________________________
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     (Continued)           Consent of spouse required for ERISA Plan Participant naming a Non-Spouse Primary Beneficiary: I consent to the above designation of Beneficiary. I understand that if anyone other than me is designated as Pri-
                           mary Beneficiary on this form, I am waiving my right to receive benefits under the plan when my spouse
     Beneficiary           dies.

                           Signature of Spouse___________________________________________________________________  Date ___________
                                                                                                                    Mo.    Day   Yr.
                           []    I am not married.
                           []    Primary
                           []    Contingent:  Name_______________________________________________________________  Percentage_____%
                                                       First                Middle                Last
                           Mailing Address_________________________________________________________________________________________
                                                   Street                         City                  State             Zip Code
                           Soc. Sec. #__________________________________  Date of Birth_______________________ []  Male [] Female
                                                                                          Mo.    Day    Yr.
                           Relationship to Owner__________________________________________________________________________________
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                           Purchase Payments to the SAFECO Life Fixed Account Options will be allocated immediately upon receipt.
5.   Investment            Purchase Payments to the variable Portfolios may be invested in the SAFECO RST Money Market Portfolio
     Instructions          until the expiration of 15 days from the date the first Purchase Payment is received, and then will be invested according to your investment instructions.
     Choose one or more      Initial        Subsequent      Investment Option
     of the following.     _______%          _______%       SAFECO RST Bond Portfolio
     Whole percentages     _______%          _______%       SAFECO RST Equity Portfolio
     only.                 _______%          _______%       SAFECO RST Growth Opportunities Portfolio
                           _______%          _______%       SAFECO RST Money Market Portfolio
     Total of all          _______%          _______%       SAFECO RST Northwest Portfolio
     percentages must      _______%          _______%       SAFECO RST Small Company Value Portfolio
     equal 100%.           _______%          _______%       AIM V.I. Aggressive Growth Fund (Series I Shares)
                           _______%          _______%       AIM V.I. Growth Fund (Series I Shares)
                           _______%          _______%       American Century(r) VP Balanced
                           _______%          _______%       American Century(r)VP International
                           _______%          _______%       American Century(r)VP Value
                           _______%          _______%       Dreyfus IP - MidCap Stock Portfolio - Initial Shares
                           _______%          _______%       Dreyfus IP - Technology Growth Portfolio - Initial Shares
                           _______%          _______%       The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares
                           _______%          _______%       Dreyfus VIF - Appreciation Portfolio - Initial Shares
                           _______%          _______%       Dreyfus VIF - Quality Bond Portfolio - Initial Shares
                           _______%          _______%       Federated High Income Bond Fund II
                           _______%          _______%       Federated Utility Fund II
                           _______%          _______%       Fidelity(r) VIP Growth Portfolio
                           _______%          _______%       Fidelity(r) VIP Growth & Income Portfolio
                           _______%          _______%       Fidelity(r) VIP Growth Opportunities Portfolio
                           _______%          _______%       Franklin Small Cap Fund - Class 2
                           _______%          _______%       Franklin U.S. Government Fund - Class 2
                           _______%          _______%       INVESCO VIF-Real Estate Opportunity Fund
                           _______%          _______%       JPMorgan U.S. Disciplined Equity Portfolio
                           _______%          _______%       Mutual Shares Securities Fund - Class 2
                           _______%          _______%       Scudder VS I Balanced Portfolio
                           _______%          _______%       Scudder VS I International Portfolio
                           _______%          _______%       Templeton Developing Markets Securities Fund - Class 2
                           _______%          _______%       Templeton Growth Securities Fund - Class 2
                           _______%              N/A        SAFECO Life DCA Fixed Account Option   6 months  or   12 months
                                                                (Please allocate DCA percentages in Section 7)
                           _______%          _______%       SAFECO Life Enhanced Fixed Account Option
                                                            SAFECO Life Guaranteed Interest Period Fixed Account Option
                           _______%          _______%           1-Year Guaranteed Period
                           _______%          _______%           2-Year Guaranteed Period
                           _______%          _______%           3-Year Guaranteed Period
                           _______%          _______%           4-Year Guaranteed Period
                           _______%          _______%           ______-Year Guaranteed Period (as approved by SAFECO Life.  Contact your Registered Representative or SAFECO Life for the availability of longer Guaranteed Periods.)
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6.   Systematic Investing   [] I would like to make regular Purchase Payments from my checking or savings account. I have completed
                             Form LPS-5318 and am sending it in with this application.  (Not available for TSA Plans.)
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7.   Transfers       [] I have chosen to allocate some or all of my initial Purchase Payment to the Dollar Cost Averaging Fixed
                     Account Option and elect to have monthly transfers made to the Portfolios listed below.

                     [] I have read the information in the Prospectus about the following scheduled transfers and would like to elect:
                           1.    []   Dollar Cost Averaging: I elect to transfer $_________ (minimum $50) or _______% from the
                                 []_____________________________________ Portfolio   or []  Enhanced Fixed Account Option []monthly
                                 []quarterly to the Portfolios listed below.
                           2.    [] Appreciation or Interest Sweep ($10,000 minimum account balance required): I elect to have the
                                 [] appreciation of the SAFECO RST Money Market Portfolio or [] the interest earned on the Enhanced
                                 Fixed Account Option (up to 15% each Contract Year) transferred []  monthly    []        quarterly
                                 []annually to the Portfolios listed below.  Appreciation or Interest Sweep cannot be used to transfer money to the Fixed Account Options or to the SAFECO RST Money Market Portfolio.
                           3.    [] Portfolio Rebalancing ($10,000 minimum account balance required): I elect to rebalance my
                                 Portfolios  []   quarterly []  semiannually  []   annually.

                           ____%  SAFECO RST Bond Portfolio                    ____%  Dreyfus VIF - Quality Bond Portfolio -
                           ____%  SAFECO RST Equity Portfolio                          Initial  Shares
                           ____%  SAFECO RST Growth Opportunities Portfolio    ____%  Federated High Income Bond Fund II
                           ____%  SAFECO RST Money Market Portfolio            ____%  Federated Utility Fund II
                           ____%  SAFECO RST Northwest Portfolio               ____%  Fidelity(r) VIP Growth Portfolio
                           ____%  SAFECO RST Small Company Value Portfolio     ____%  Fidelity(r) VIP Growth & Income Portfolio
                           ____%  AIM V.I. Aggressive Growth Fund (Series I    ____%  Fidelity(r) VIP Growth OpportunitiesPortfolio
                                    Shares)                                    ____%  Franklin Small Cap Fund - Class 2
                           ____%  AIM V.I. Growth Fund (Series I Shares)       ____%  Franklin U.S. Government Fund - Class 2
                           ____%  American Century(r) VP Balanced              ____%  INVESCO VIF-Real Estate Opportunity Fund
                           ____%  American Century(r) VP International         ____%  JPMorgan U.S. Disciplined Equity Portfolio
                           ____%  American Century(r) VP Value                 ____%  Mutual Shares Securities Fund - Class 2
                           ____%  Dreyfus IP - MidCap Stock Portfolio -        ____%  Scudder VS I Balanced Portfolio
                                    Initial Shares                             ____%  Scudder VS I International Portfolio
                           ____%  Dreyfus IP - Technology Growth Portfolio -   ____%  Templeton Developing Markets Securities
                                    Initial Shares                                     Fund - Class 2
                           ____%  The Dreyfus Socially Responsible Growth      ____%  Templeton Growth Securities Fund - Class 2
                                     Fund, Inc.- Initial Shares
                           ____%  Dreyfus VIF -  Appreciation Portfolio - Initial
                                    Shares
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8.   Telephone Transfer    [] I hereby authorize SAFECO Life Insurance Company (SAFECO Life) to accept and act on telephone
     Authorization         instructions from me or any person(s) listed below regarding the transfer of funds between, or change in the percentage of my allocations among, portfolios of my variable annuity contract.  This authorization will remain in effect until SAFECO Life receives written revocation from me.

                           SAFECO Life will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  SAFECO Life reserves the right to refuse telephone instructions from any caller when unable to confirm to SAFECO Life's satisfaction that the caller is authorized to give those instructions.

                           To transfer by telephone, call SAFECO Life at 1-800-4SAFECO (472-3326). All telephone transfer calls will be recorded.  You or your authorized third party will be required to provide the identification information listed below.  Written confirmation of transfer transaction(s) will be mailed to you.

                           Unless otherwise indicated, this form does not permit anyone else to exercise discretionary authority to effect transactions on my behalf without obtaining my prior authorization.  If you are unsure if you have this authority, please consult your broker/dealer.

                           FULL NAME OF AUTHORIZED THIRD PARTY:____________________________________________________________________

                           IDENTIFICATION INFORMATION:               My mother's maiden name is:___________________________________
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9.   Statement of          Have you received a current Prospectus?               []     Yes       []      No
     Owner(s)
                           Do you have any existing life insurance policies or annuity contracts with this or any other company?
                            []  Yes        []    No

                           Will the annuity applied for here replace any annuity or life insurance from this or any other company?
                            []  Yes         []   No         If yes, give company name and policy number.
                           Company Name:_____________________________________________________     Policy Number:___________________

                           FRAUD WARNING:  Any person who knowingly and with intent to defraud any insurance company or other person files an application of insurance containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

                           I  declare  that the  statements  and  answers  on this  application  are  full, complete,  and true,  to the best of my knowledge  and belief,  and shall form a part of the annuity contract issued hereon. I understand and agree that any fees or taxes  will be  deducted  from my  contract  value or  purchase  payment,  as applicable.

                           I  understand  that when  contract  values  and  annuity  payments  are based on investment  performance  of the Separate  Account,  the dollar amounts cannot be predicted or guaranteed.  I also understand that withdrawals from the Guaranteed
                           Interest  Period Fixed Account  Option before the end of the  Guaranteed  Period will be subject to a market value  adjustment that will increase or decrease the cash  surrender  benefit.  With this in mind,  I believe  that the  Contract  is consistent with my financial needs.

                           __________________________________________________________________    ________________________________
                           Signature of Owner                                                    Signed in City, State

                           __________________________________________________________________    __________________________________
                           Signature of Joint Owner (if applicable)                              Date
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10.  TSA Information       Employer Name __________________________________________________________________________________________
                           Address_________________________________________________________________________________________________
                                                 Street                           City                  State              Zip Code
                           Please verify that the TSA Plan Information Sheet is on file with the SAFECO Life Home Office.  This application cannot be processed without verification of Employer's eligibility to sponsor a 403(b) Plan.

                           Plans covered by ERISA:
                           This employee has satisfied all eligibility requirements to receive contributions under our plan.
                           Furthermore, Joint & Survivor Annuity option disclaimers (if required by plan) are on file with the
                           Plan Administrator.
                           ___________________________________________________________________________         ____________________
                           Plan Administrator Signature                                                         Date

                           Contribution Frequency:
                            []   Annual (01)             []    Bi-Weekly (26)       Deductions will begin the month of:
                            []   Quarterly (04)          []   Weekly (52)           _______________________________________________
                            []   Monthly (12)            []   10 Pay Periods        Month(s) to exclude:
                            []   Semi-Monthly (24)                                 _______________________________________________
                            []   Other: ________________________________________   Contribution per pay frequency:
                                                                                     $__________________________________________
                           Source of Contribution:                                  Anticipated annual contributions:
                            []   Employee Salary Reduction                                $________________________________________
                            []   Employer                                                 (Amount must be provided)
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11.  Registered            Does the applicant have any existing life insurance policies or annuity contracts with this or any other
     Representative        company?     []    Yes      []      No
     Information
                           To the best of my knowledge, the annuity applied for here     []     does   [] does not replace any life
                           insurance or annuity in this or any other company.

                           I hereby certify that I witnessed the signature(s) above and that the answers to the questions above are true to the best of my knowledge and belief.
                           __________________________________________________________________     ____________________    _________
                           Registered Representative's Name (please print)                        Stat #                          %
                           __________________________________________________________________     ____________________    _________
                           Registered Representative's Name (please print)                        Stat #                          %
                           __________________________________________________________________     _________________________________
                           Agency                                                                 State/Location ID #
                           __________________________________________________________________     (            )___________________
                           Registered Representative's Signature                                  Telephone Number
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